UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 29, 2024

WEX Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32426	01-0526993
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Hancock Street	,	Portland	,	Maine	04101
Address of principal executive offices					Zip Code

Registrant's telephone number, including area code	(207)	733-8171

(Former name or former address if changes since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	WEX	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01    Other Events.
On July 29, 2024, WEX Inc. (the “Company”) entered into an accelerated share repurchase (“ASR”) agreement with JPMorgan Chase Bank, National Association (“JPMorgan”) to repurchase an aggregate of $300 million of the Company’s outstanding common stock, par value $0.01 per share, under the Company's existing $1.05 billion amended share repurchase authorization, which was announced in February 2024.

Under the ASR, the Company will make an initial payment of $300 million to JPMorgan and will receive an initial delivery of approximately 1.3 million shares of its common stock, based on the $180.44 closing stock price of the Company’s common stock on July 26, 2024 representing approximately 80% of the total shares WEX expects to repurchase under the ASR. The final number of shares to be repurchased will be based on the average of the daily volume-weighted average prices of the Company’s common stock during the term of the ASR, less a discount and subject to customary adjustments pursuant to the terms and conditions of the ASR agreement. The final settlement of the ASR is expected to be completed in the fourth quarter, subject to acceleration at JPMorgan’s discretion.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements including, but not limited to, statements about management’s plans, goals and expectations with respect to the accelerated share repurchase transaction. Any statements in this Current Report on Form 8-K that are not statements of historical facts are forward-looking statements. When used in this Current Report on Form 8-K, the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “project,” “will,” “positions,” “confidence,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such words. Forward-looking statements relate to our future plans, objectives, expectations, and intentions and are not historical facts and accordingly involve known and unknown risks and uncertainties and other factors that may cause the actual results or performance to be materially different from future results or performance expressed or implied by these forward-looking statements, including a change in the Company's ability to effectuate or realize the benefits of the accelerated share repurchase transaction as currently planned; as well as other risks and uncertainties identified in Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2023, filed with the Securities and Exchange Commission on February 23, 2024 and subsequent filings with the Securities and Exchange Commission. The forward-looking statements speak only as of the date of this Current Report on Form 8-K and undue reliance should not be placed on these statements. The Company disclaims any obligation to update any forward-looking statements as a result of new information, future events, or otherwise.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEX INC.

Date: July 29, 2024	By:	/s/ Jagtar Narula
Jagtar Narula
Chief Financial Officer